UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2003
                                                          --------------




                               RTIN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                      Texas
                 (State of Other Jurisdiction of Incorporation)

              001-13559                                    75-2968064
       (Commission File Number)                (IRS Employer Identification No.)

             3218 Page Rd.
            Longview, Texas                                  75605
(Address of Principal Executive Offices)                   (Zip Code)

                                 (903) 295-6800
              (Registrant's Telephone Number, Including Area Code)








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Item 5.  Other Events.

         On March 24, 2003 the Company reported results for the year ending 12-31-2002. A copy of the release is attached as exhibit 1.1.



Item 7.  Exhibits.

         (c)      Press release dated March 24, 2003





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                 RTIN HOLDINGS, INC.

Date:       March 28, 2003                       By: /s/   Curtis A. Swanson
                                                    ----------------------------
                                                    Curtis A. Swanson, President

EXHIBIT INDEX

99.1     Year end results press release.